Basic and diluted net loss per share	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Basic and diluted net loss per share

Note 30. Basic and diluted net loss per share

For the year ended December 31, 2025 and 2024, potentially dilutive instruments include Series A, B and C preference shares discussed in Note 19, employee share options and warrants discussed in Note 27, and share purchase warrants discussed in Note 25.

Basic and diluted loss per share is calculated by dividing the net loss attributable to equity holders of Einride AB by the weighted average number of common shares issued and outstanding during the period.

The following table provides the amounts used in the calculation of basic and diluted net loss per share for the years ended December 31, 2025 and 2024:

	For the year ended December 31,
(SEK in thousands)	2025	2024
Loss attributable to shareholders	(1,721,676)	(967,611)
Weighted average number of common shares for basic and diluted loss per share	43,483,470	40,666,082
Basic and diluted net loss per share	(39.59)	(23.79)

The following table presents the maximum number of shares during the period that were not included in the calculation of diluted loss per share as their effects would have been antidilutive for the years ended December 31, 2025 and 2024.

	For the year ended December 31,
	2025	2024
Employee share options	1,419,355	1,153,020
Series A preference shares	20,762,302	20,762,302
Series B preference shares	24,173,854	24,173,854
Series C preference shares	23,438,522	15,135,490
Convertible debenture	-	-
Employee share purchase warrants	16,351,965	9,470,134
Non-employee share purchase warrants	6,854,065	6,854,065
Total antidilutive shares	93,000,063	77,548,865